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                                                                 EXHIBIT (z)(1)

Item 27(a)
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                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Mortgage Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen Core Plus Fixed Income Fund
                        Van Kampen Inflation-Linked Fixed Income Fund*
                        Van Kampen Managed Short Term Income Fund*
                    Van Kampen Trust II
                        Van Kampen Global Bond Fund
                        Van Kampen Global Tactical Asset Allocation Fund Van Kampen Flexible Opportunities Fund*
                    Van Kampen Equity Trust
                        Van Kampen Asset Allocation Conservative Fund
                        Van Kampen Asset Allocation Moderate Fund
                        Van Kampen Asset Allocation Growth Fund
                        Van Kampen Core Equity Fund
                        Van Kampen Global Growth Fund
                        Van Kampen Leaders Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen American Franchise Fund
                        Van Kampen Core Growth Fund
                        Van Kampen International Advantage Fund
                        Van Kampen International Growth Fund
                        Van Kampen Technology Fund
                        Van Kampen Equity Premium Income Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Senior Loan Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund
                    Van Kampen Partners Trust
                        O'Shaughnessy All Cap Core Fund
                        O'Shaughnessy Enhanced Dividend Fund
                        O'Shaughnessy Global Fund
                        O'Shaughnessy International Fund
                        O'Shaughnessy Large Cap Growth Fund
                        O'Shaughnessy Small/Mid Cap Growth Fund

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                    Van Kampen Limited Duration Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Yield Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Mid Cap Growth Portfolio
                        Comstock Portfolio
                        Capital Growth Portfolio
                        Enterprise Portfolio
                        Global Tactical Asset Allocation Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                    Van Kampen Capital Growth Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Money Market Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen Japanese Equity Fund*
                    Van Kampen Retirement Strategy Trust
                        Van Kampen 2010 Retirement Strategy Fund
                        Van Kampen 2015 Retirement Strategy Fund
                        Van Kampen 2020 Retirement Strategy Fund
                        Van Kampen 2025 Retirement Strategy Fund
                        Van Kampen 2030 Retirement Strategy Fund
                        Van Kampen 2035 Retirement Strategy Fund
                        Van Kampen 2040 Retirement Strategy Fund
                        Van Kampen 2045 Retirement Strategy Fund
                        Van Kampen 2050 Retirement Strategy Fund
                        Van Kampen In Retirement Strategy Fund





* Funds that have not commenced investment operations.

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Van Kampen Unit Trusts Series and Van Kampen Unit Trusts, Taxable Income Series
(and Subsequent Trusts and Similar Series of Trusts)

Van Kampen Unit Trusts, Municipal Series (and Subsequent Trusts and Similar Series of Trusts)

Investors' Quality Tax-Exempt Trust Series 1 and Subsequent Series

Tax-Exempt Trust For Various State Residents